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 CUSIP No. 025930108                  13-G                   Page 10 of 13 Pages


                            EXHIBIT 1 TO SCHEDULE 13G
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                                FEBRUARY 24, 1998
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               MORGAN STANLEY, DEAN WITTER, DISCOVER & CO., MORGAN STANLEY ASSET

               MANAGEMENT INC., MORGAN STANLEY  INSTITUTIONAL  FUND, INC. - U.S.

               REAL  ESTATE   PORTFOLIO,   VAN  KAMPEN  AMERICAN  CAPITAL  ASSET

               MANAGEMENT, INC. and VAN KAMPEN AMERICAN  CAPITAL LIFE INVESTMENT

               TRUST  hereby agree that,  unless  differentiated,  this Schedule

               13G is filed on behalf of each of the parties.


            MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

            BY: /s/ Bruce Bromberg
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            Bruce Bromberg / Vice President Morgan Stanley & Co., Incorporated

            MORGAN STANLEY ASSET MANAGEMENT INC.

            BY: /s/ Donald P. Ryan
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            Donald P. Ryan / Vice President Morgan Stanley Asset Management Inc.

            MORGAN STANLEY INSTITUTIONAL FUND, INC. - U.S. REAL ESTATE PORTFOLIO

            BY: /s/ Harold J. Schaff, Jr.
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            Harold J. Schaaff Jr./Vice President, Morgan Stanley Institutional
                                  Fund, Inc.

            VAN KAMPEN AMERICAN CAPITAL ASSET  MANAGEMENT,  INC.

            BY: /s/ Donald P. Ryan
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            Donald P. Ryan / Vice President Morgan Stanley Asset Management Inc.

            VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST - REAL ESTATE SECURITIES FUND

            BY: /s/ Dennis McDonnell
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            Dennis McDonnell / President, Van Kampen American  Capital Life
                               Investment Trust

* Attention. Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).